UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

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CHURCH LOANS & INVESTMENTS TRUST SM
(Name of Registrant as Specified In Its Charter)

CHURCH LOANS & INVESTMENTS TRUST SM

(Name of Person(s) Filing Proxy Statement)

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CHURCH LOANS & INVESTMENTS TRUST

NOTICE OF ANNUAL MEETING

of

SHAREHOLDERS

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Church Loans & Investments Trust (the "Trust"), will be held in the Conference Room of the Amarillo Association of Realtors, 5601 Enterprise Circle, Amarillo, Texas on July 16, 2004, at 12:00 p.m. for the following purposes:

  For the election of Trust Managers of the Trust;

  To ratify the selection by the Board of Trust Managers of Clifton Gunderson LLP as the independent public auditors of the Trust;

  To adopt the Amended and Restated Declaration of Trust and Bylaws of the Trust; and

  Transact any other business which may properly be brought before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

The Board of Trust Managers of the Trust has designated the close of business on March 31, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting.

In order that your shares may be represented at this meeting and to insure a quorum, please sign and return the enclosed Proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend in person, at your request, the Proxy will be canceled.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUST MANAGERS.

DATED: June 25, 2004

By Order of the Board of Trust Managers /s/ Alfred J. Smith ______________________________ Alfred J. Smith, Secretary

IMPORTANT:	WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE WHICH HAS BEEN PROVIDED.

PROXY STATEMENT

CHURCH LOANS & INVESTMENTS TRUST

5305 I-40 West * Amarillo, Texas 79106

        The enclosed Proxy is solicited by the Board of Trust Managers of the Trust in connection with the 2004 Annual Meeting of Shareholders of the Trust to be held on Friday, July 16, 2004, at the time and place and for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is being made by mail, and the Trust may also use its officers and regular employees to solicit Proxies from shareholders either in person or by telephone, letter or electronically without extra compensation.

       Any Proxy given pursuant to such solicitation may be revoked by the Shareholder at any time prior to the voting of the Proxy.

       The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of Trust Managers, will be borne by the Trust.

       This Proxy Statement and the accompanying Proxy are first being mailed to the shareholders on June 25, 2004. A copy of the Trust's annual report for 2004 accompanies this Proxy Statement.

Principal Holders of Shares of Beneficial Interest in the Trust

       Shareholders of record at the close of business on March 31, 2004, are entitled to notice of, and vote at the meeting. Each share of beneficial interest in the Trust outstanding on the record date is entitled to one vote. As of the close of business on March 31, 2004, there were 8,979,612 shares of beneficial interest in the Trust which were outstanding.

       The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares of beneficial interest in the Trust is necessary to constitute a quorum at the Annual Meeting. Approval of Proposal No. 1 (Election of Trust Managers) and Proposal No. 2 (Selection of Auditors) to be presented at the Annual Meeting will require the affirmative vote of a majority of the shares of the Trust entitled to vote at the meeting, in person or by proxy. Approval of Proposal No. 3 (Adoption of the Amended and Restated Declaration of Trust and Bylaws) will require the affirmative vote of two-thirds of the shares of the Trust entitled to vote at the meeting, in person or by proxy. Votes are manually counted and tabulated.

       Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for vote and, accordingly, will have the same effect as a vote against such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote, and will have no effect on the vote, in respect to that matter.

       The following person owns beneficially more than 5 percent of the shares of beneficial interest in the Trust as of March 31, 2004:

Name and Address of	Amount of and Nature	Percent
Beneficial Owner	of Beneficial Ownership	of Class

Kim E. McMorries 48 Waterford Court Nacogdoches, TX 75961-8720	461,223	5.136%

       The following table indicates the shares of the Trust owned beneficially by the Trust Managers and Executive Officers, as a group:

Name and Address of	Amount of and Nature	Percent
Beneficial Owner	of Beneficial Ownership	of Class

All Trust Managers and Executive Officers as a Group	674,873	7.516%

Proposal No. 1
Election of Trust Managers

       Seven Trust Managers are to be elected at this Annual Meeting, all to hold office until the next Annual Meeting and until their successors have been duly elected. All of the nominees are presently Trust Managers of the Trust.

       The enclosed Proxy, unless authority to vote is withheld, will be voted for the selection of the nominees named herein as Trust Managers of the Trust. In the event any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast for such person or persons as may be designated by the Board of Trust Managers.

       The names of, and certain information with respect to, the persons nominated by the Board of Trust Managers for election as Trust Managers are as follows:

Number of Shares in
	Trust	Trust Beneficially	Percentage of
Name, Age & Principal Occupation	Manager	Owned as of	Outstanding
	Since	March 31, 2004	Shares in Trust

B. R. McMorries, age 77, is a consulting engineer (Chairman of the Board of Trust Managers)	1963	372,583	4.149%
Larry Brown, age 61, is the President of Larry Brown Realtors, Inc. (Vice-Chairman of the Board of Trust Managers)	1981	50,989	0.568%
Jack R. Vincent, age 74, is engaged in farming and ranching	1989	12,500	0.139%
Steve Rogers, age 56, is a commercial real estate agent	1990	2,800	0.031%
Mike Bahn, age 60, is the President of Amarillo Blueprint Co., an office equipment and supply and reproduction services business	1997	1,650	0.018%
Alfred J. Smith, age 69, is in the independent oil and gas production business (Secretary of the Board of Trust Managers)	1999	38,393	0.428%
Michael W. Borger, age 49, is the President of Turnkey Leasing, Ltd.	2002	13,850	0.154%

       All of the Trust Managers of the Trust as a group beneficially own 492,765 shares or 5.488% of all outstanding shares of beneficial interest in the Trust.

       During the year ended March 31, 2004, the Board of Trust Managers of the Trust met on a total of 14 occasions. Twelve of these occasions were for regular monthly meetings and 2 meetings were special called meetings. All Trust Managers attended 75% or more of the aggregate of the meetings of the Board of Trust Managers.

       Mr. McMorries and Mr. Borger also serve as directors of Colonial Trust Company, a reporting company.

       The Board of Trust Managers of the Trust recommend a vote FOR the election of the above-listed persons as nominated by the Board of Trust Managers as Trust Managers for the Trust. All proxies listed by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, proxies will be voted FOR the election of the above nominated persons as the Board of Trust Managers of the Trust.

Committees of the Board of Trust Managers

       The Trust has an Audit Committee which consists of Messieurs McMorries, Smith, Vincent and Borger. This committee, which met 12 times during the Trust's last fiscal year, is primarily responsible for: reviewing the activities of the Trust's independent auditors; reviewing and evaluating recommendations of the auditors; recommending areas of review to the Trust management; and reviewing and evaluating the Trust's accounting policies, reporting practices and internal controls.

       The Trust has a Compensation Committee which consists of Messieurs Rogers, Vincent and Smith. This committee met 2 times during the Trust's last fiscal year. The Compensation Committee is primarily responsible for reviewing the compensation of the Trust's staff and making recommendations regarding same to the Board of Trust Managers.

       The Trust does not have a nominating committee of the Board of Trust Managers. The Board of Trust Managers, as a whole, serve the function of the nominating committee. As such, all of the members of the Board of Trust Managers participate in the nomination process. The Board of Trust Managers will consider any candidates recommended by the shareholders. Any recommendations, in order to be considered at the next annual meeting, should be made in writing to the office of the Trust by February 25, 2005. Any candidate should have the qualifications as required by the applicable provisions of the Declaration of Trust and Bylaws.

       All of the above-listed nominees are presently serving as members of the Board of Trust Managers and are nominated by the Board of Trust Managers for re-election.

Executive Officers

        The names of, and certain information with respect to, the persons serving as executive officers of the Trust are as follows:

Number of Shares in
	Executive	Trust Beneficially	Percentage of
Name, Age & Office	Officer	Owned as of	Outstanding
	Since	March 31, 2004	Shares in Trust

M. Kelly Archer, age 52, President, Manager of Operations and CEO	1981	171,518	1.910%
Robert E. Fowler, age 51, Senior Vice-President - Accounting and Information Systems	1981	4,978	0.055%
Robert E. Martin, age 54, Senior Vice-President - Lending	1999	3,412	0.038%
Joshua D. Shields, age 26, Vice-President	2003	2,200	0.024%

Executive Compensation and Other Information

Summary Compensation Table

       The following table sets forth certain information regarding compensation paid during each of the Trust's last three fiscal years to the Trust's President (CEO). The Trust has no other executive officers whose salary, bonuses and other compensation earned during fiscal 2004 exceeded $100,000 for services rendered in all capacities.

Annual Compensation
Name and Principal Position	Fiscal	Salary	Bonus	Other Annual
	Year			Compensation

CEO - M. Kelly Archer - age 52, President	2004	$108,150	$4,400	$18,900
	2003	$107,625	$4,500	$18,900
	2002	$108,350	$0	$18,225

Trust Managers' Compensation

       The Board of Trust Managers of the Trust were paid $55,000 in cash as a group during the last fiscal year for services as Trust Managers. The Chairman of the Board of Trust Managers, B. R. McMorries, is paid $500.00 per month for serving in such capacity. The remaining members of the Board of Trust Managers are paid $300.00 per month for serving as a member of the board. All Trust Managers are paid an additional $100.00 per board or committee meeting attended. In addition, a Trust Manager receives $400.00 per day for their services when out of town on Trust business. This is done on a very limited basis to inspect the collateral of a prospective loan.

       The members of the Board of Trust Managers of the Trust are not otherwise employed or compensated by the Trust.

       Shareholders may send written communications to the Board of Trust Managers, as a group, or to any particular Trust Manager by sending same to Church Loans & Investments Trust, 5305 I-40 West, Amarillo, TX 79106. The employees and officers of the Trust are instructed to deliver any such correspondence, unopened, directly to the Chairman of the Board of Trust Managers or to the Trust Manager to whom such correspondence is directed. Shareholder communications may also be sent to karcher@churchloans.com and will be forwarded to the Chairman or other appropriate Trust Manager upon receipt.

        Although the Board of Trust Managers does not have a formal policy regarding the attendance of the Trust Managers at the annual meeting of the shareholders, Trust Managers are strongly encouraged to attend the annual meeting. Last year's annual meeting was attended by all of the members of the Board of Trust Managers.

Proposal No. 2

Trust Managers' Ratification of Selection of Auditors

       The Board of Trust Managers has selected Clifton Gunderson LLP, independent certified public accountants, as the auditors of the financial statements of the Trust for the fiscal year ending March 31, 2005. At the meeting the shareholders will vote upon a proposal to ratify the selection of this firm as auditors. No member of such firm, or any associate thereof, has any financial interest in the Trust. A member of such firm will be present at the meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for the fiscal year ended March 31, 2004.

       The Board of Trust Managers of the Trust recommends a vote FOR the ratification of the selection of Clifton Gunderson LLP as auditors for the current fiscal year. All Proxies solicited by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, Proxies will be voted FOR the ratification of the selection of Clifton Gunderson LLP as auditors of the Trust for the current fiscal year.

Audit Fees

       The aggregate fees billed for professional services rendered for the audit of the Trust's annual financial statements for the most recent fiscal year, the review of the financial statements included in the Trust's Form 10-QSB for such fiscal year, the review of the Trust's S-11 Registration Statement or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $71,300 as compared to $51,675 for the fiscal year ended March 31, 2003.

Audit Related Fees

       None.

Tax Fees

       The aggregate fees billed to the Trust for tax services including preparation of the Trust's tax return and tax related matters were $6,145 for the most recent fiscal year as compared to $5,970 for the fiscal year ended March 31, 2003.

All Other Fees

       There were no other fees billed in each of the last two fiscal years for services rendered by the principal accountant, Clifton Gunderson LLP for other services not included above.

       The Audit Committee approves, in advance, the engagement of the services of the independent auditors. All of the services referred to above were approved by the Audit Committee.

Proposal No. 3

Adoption of the Amended and Restated Declaration of Trust and Bylaws

       The Board of Trust Managers, at their regular monthly meeting on April 27, 2004, approved substantial amendments to the Declaration of Trust and Bylaws of the Trust. The Trust Managers resolved to tender these Amended and Restated Declaration of Trust and Bylaws of the Trust to the shareholders for their approval or rejection at the annual meeting on July 16, 2004. Enclosed is a copy of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws of the Trust.

       To be effective, the Amended and Restated Declaration of Trust and Bylaws must be adopted by the affirmative vote of two- thirds (2/3rds) of the shares of the Trust entitled to vote at the annual meeting, in person or by proxy.

       The Board of Trust Managers of the Trust recommend a vote FOR the adoption of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws of the Trust. All proxies listed by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, Proxies will be voted FOR the adoption of the Amended and Restated Declaration of Trust and the Amended and Restated Bylaws of the Trust.

       If adopted, the Declaration of Trust and the Bylaws of the Trust will be in substantial compliance with the Statement of Policy ("SOP") of the North American Securities Administrators Association, Inc. ("NASAA") for real estate investment trusts. Within the last fiscal year, the Trust instituted a registered offering of an additional 7,000,000 shares or certificates of beneficial interest in the Trust. As part of the requirement for the registration of those shares in several of the states, it was necessary for the Trust to undertake to obtain some, if not all of these amendments, to bring the Declaration of Trust and Bylaws into substantial compliance with the NASAA SOP.

Material Changes in the Declaration of Trust and Bylaws

       Below are listed and discussed what we believe to be material changes in the Amended and Restated Declaration of Trust and Bylaws of the Trust as compared to the existing Declaration of Trust and Bylaws. This listing is not an exhaustive listing of all changes and we would encourage you to carefully read the enclosed Amended and Restated Declaration of Trust and Bylaws.

  The Amended and Restated Declaration of Trust is significantly shorter than the present Declaration of Trust. The Amended and Restated Declaration of Trust is intended to cover only those items that, we believe, are necessary to be included within the Declaration of Trust. The effect of this is to move a substantial amount of the policies and procedures relative to the operations of the Trust to the Bylaws. Under Texas law, the Trust Managers may amend, repeal or adopt new Bylaws unless the Declaration of Trust reserves such power exclusively to the shareholders or the shareholders expressly provide that the Trust Managers may not amend or repeal a particular Bylaw. Under the proposed Amended and Restated Bylaws, the power to amend, repeal or adopt the Bylaws is vested in the Board of Trust Managers. Therefore, if the Amended and Restated Declaration of Trust and Bylaws are adopted, the Board of Trust Managers will have the power to amend the Bylaws in the future. This would allow the Board of Trust Managers to change the Bylaws without seeking shareholder approval.

  The current Declaration of Trust and Bylaws require the affirmative vote or written consent of the owners of not less than 66 2/3% of the shares entitled to vote at a meeting in order to amend the Declaration of Trust or to dissolve the Trust. The Amended and Restated Declaration of Trust requires the affirmative vote or written consent of not less than 50% of the shares entitled to vote or such other amount as may be required by applicable state law. Presently, Texas law requires a 66 2/3% affirmative vote in order to amend the Declaration of Trust or to dissolve the Trust. The NASAA SOP requires only a 50% affirmative vote in order to amend the Declaration of Trust or to dissolve the Trust. Under the present Texas law, the amount necessary to amend the Declaration of Trust or to dissolve the Trust would not change. However, in the event that Texas law is changed and the percentage is reduced, the amount required by applicable state law would be controlling.

  In the event that Texas law is changed to reduce the requirement of the vote of the shareholders in order to amend or dissolve the Trust, then it would be easier for the shareholders to either amend or dissolve the Trust.

  The Amended and Restated Bylaws provide that a member of the Board of Trust Managers may be removed by the affirmative vote or written consent of a majority of the owners of shares of the Trust entitled to vote at a meeting where such removal is considered. Presently, the Declaration of Trust and/or Bylaws require a 2/3rd affirmative vote in order to remove a member of the Trust Managers. This change is to bring the Bylaws into conformity with the NASAA SOP. This change would make it easier for the shareholders to remove a Trust Manager.

  The Amended and Restated Bylaws of the Trust would provide for an annual meeting of the shareholders not less than 30 days following delivery of the annual report. This is in contrast to the present Bylaws which set forth a specific date for such annual meeting. This change would give the Board of Trust Managers additional flexibility in setting the date of the annual meeting. It is anticipated, if the Amended and Restated Declaration of Trust and Bylaws are approved by the shareholders, that the Board of Trust Managers will set future annual meetings at a date either later in July or early in August of each year in order to give the shareholders additional time to review the Annual Report.

  Although we do not believe that the present Declaration of Trust and Bylaws allow for cumulative voting, the proposed Amended and Restated Bylaws expressly provide that no cumulative voting is allowed. We do not believe that there has ever been an event in which cumulative voting has been attempted. However, this clarification would make it clear that cumulative voting is not allowed. Cumulative voting may be used at times by a shareholder or a block of shareholders in order to attempt to elect a specific Trustee or take other action relating to the control of the Trust.

  The proposed Amended and Restated Bylaws provide more express provisions related to the Annual Report and access to records by shareholders consistent with the NASAA SOP. We believe that these provisions enhance the rights of our shareholders.

  The qualifications of a person to serve on the Board of Trust Managers is significantly changed under the Amended and Restated Bylaws. Pursuant to the current Bylaws, "no person shall ever serve on the Board of Trust Managers at any time during which such person is not a member in good standing of a congregation of the church of Christ; by church of Christ, or a congregation of the church of Christ, it being a religious congregation which takes the New Testament as its only and sufficient rule of faith, worship and practice, and which rejects from its faith, worship and practice everything not required by either precept, example or necessary inference of the New Testament, and which is not introduced into its faith, worship or practice as a part of the same or as adjoins thereto, any supplemental organization." This qualification is not included in the Amended and Restated Bylaws. The Amended and Restated Bylaws follow the requirements of the NASAA SOP which require that a Trustee have "at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust or such other experience as a majority of the Trustees would determine would be a benefit to the Trust. At least one of the independent Trustees shall have three years of relevant real estate or real estate mortgage experience.

  The present Declaration of Trust includes an absolute prohibition against any purchase, sale, lease, loan or other transaction by and between the Trust and a Trust Manager. The Amended and Restated Bylaws would prohibit any such transaction unless the transaction is approved as being fair and reasonable to the Trust and in the event of a purchase by the Trust from a Trust Manager, the price to the Trust shall be no greater than the cost of the asset to such Trustee or if the price is in excess of such cost, that there is substantial justification for such excess and the excess is reasonable and in no event shall the cost be in excess of the current appraised value of the asset. Once again, the proposed subject provision of the Amended Bylaws is consistent with the NASAA SOP.

  Under the existing Declaration of Trust, the aggregate borrowings of the Trust, secured and unsecured, shall not exceed 800% of the total value of the pledged assets of the Trust which secure the indebtedness. The proposed Amended and Restated Bylaws of the Trust would reduce this leveraging capacity of the Trust to an amount not to exceed 300% of the net assets of the Trust, in the absence of a satisfactory showing that a higher level of borrowing is appropriate. Furthermore, any excess borrowings over the 300% level shall be approved by the majority of the Independent Trustees and disclosed to the shareholders in the next quarterly report of the Trust.

  The present Declaration of Trust and Bylaws do not limit the Trust investment in unimproved real property or mortgage loans on unimproved real property. The proposed Amended and Restated Bylaws of the Trust would limit the investment by the Trust in unimproved real property or mortgage loans on unimproved real property to not more than 10% of the Trust's total assets.

  The present Declaration of Trust provides that the Trust may not make any loan which exceeds 66 2/3% of the total value of the real property securing such loan. The Amended and Restated Bylaws of the Trust would increase this loan-to-value ratio to an amount not to exceed 85% of the appraised value of the property, "unless substantial notification exists because of the presence of other underwriting criteria." The proposed provision of the Amended and Restated Bylaws is consistent with the NASAA SOP.

  The present Declaration of Trust prohibits the Trust from investing any Trust assets in any loans that are not first mortgage loans. The proposed Amended Bylaws of the Trust only prohibit the Trust from making or investing in any mortgage loans that are subordinate to any mortgage or equity interest of an Advisor, Trustee or any Affiliate of the Trust. Otherwise, inferior, subordinate loans may be made by the Trust. Again this provision of the proposed Bylaws is consistent with the NASAA SOP.

  The present Declaration of Trust prohibits the Trust from issuing any warrant, option or similar evidence of a right to buy shares or certificates of beneficial interest of the Trust. The proposed Amended and Restated Bylaws would allow the Trust to issue options or warrants to purchase its shares with certain restrictions. The first restriction is that the Trust cannot issue options or warrants to purchase its shares to Advisors, Trustees or any Affiliates except on the same terms as such options or warrants are sold to the general public. The second restriction is that the exercise price of any option or warrants cannot be less than the fair market value of such securities on the date of grant and for consideration that in the judgment of the Independent Trustees has a market value less than the value of such option on the date of grant. Thirdly, any options or warrants issued to an Advisor, Trustee or any Affiliate shall not exceed an amount equal to 10% of the outstanding shares of the Trust on the date of grant of the options or warrants. The proposed provisions of the Amended and Restated Bylaws are consistent with the NASAA SOP.

  The proposed Amended and Restated Bylaws of the Trust also include various definitions that are provided in the NASAA SOP and additional duties and responsibilities of the Board of Trust Managers and policies to be followed by the Board of Trust Managers that are not presently included in the existing Declaration of Trust and/or Bylaws. These policies, duties and responsibilities are consistent with the NASAA SOP and we believe them to be in the best interest of the Trust and its shareholders.

Audit Committee Report

The Audit Committee of the Trust affirmatively states that:

  The Audit Committee has reviewed and discussed the audited financial statements with management;

  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Boards Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trust Managers that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the 2004 fiscal year for filing with the Securities & Exchange Commission.

       The Board of Trust Managers has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter was attached as Appendix "A" to our Proxy Statement dated June 28, 2001. All members of the Audit Committee are independent as such term is defined by Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

       The members of the Audit Committee are Mr. Jack R. Vincent, Mr. Alfred J. Smith, Mr. B. R. McMorries, and Mr. Michael W. Borger. The Audit Committee does not have a person serving on such committee that meets the definition of a financial expert. However, we do believe that our audit committee, as a whole, meets the requirements of a financial expert.

Certain Transactions

       The Trust issues a limited number of "Master Notes" which are unsecured debt instruments of the Trust. The Trust pays the obligee of such notes interest at the rate of one percent per annum (1%) less than the prime lending rate of Amarillo National Bank, the Trust's primary lender. As of March 31, 2004, the Trust had entered into Master Note Agreements with B. R. McMorries, Chairman of the Board of Trust Managers, as Trustee of the McMorries Family Trust, in the amount of $128,279; Larry Brown, Vice-Chairman of the Board of Trust Managers and related persons, in the amount of $317,824; and Jack R. Vincent, a member of the Board of Trust Managers, in the amount of $78,815. The terms of such Master Notes are the same as Master Notes entered into with other unrelated persons, except as to the amounts thereof.

Shareholder's Proposals

       Any proposal which a shareholder expects to present at the next annual meeting to be held in 2005 must be received at the Trust's principal executive office shown on the first page of this proxy statement not later than February 25, 2005, in order to be included in the proxy material for the 2005 meeting. Furthermore, any shareholder proposal submitted outside the Trust's proxy process will be considered untimely if the Trust did not have notice of the matter on or before May 10, 2005.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

       Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Trust's officers and directors and persons who own more than ten percent (10%) of the Trust's outstanding shares of beneficial interest, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the Act requires the Trust to identify in its proxy statement those individuals for whom such reports were not filed on a timely basis.

       Based upon information provided to the Trust by individual Trust Managers and Executive Officers, the Trust believes that during the preceding fiscal year the Trust Managers and Executive Officers have complied with all such applicable filing requirements.

Other Matters

       The Board of Trust Managers has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matter shall properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

By Order of the Board of Trust Managers /s/ Alfred J. Smith Alfred J. Smith, Secretary

PROXY FOR ANNUAL MEETING

OF SHAREHOLDERS, JULY 16, 2004

The undersigned hereby appoints B.R. McMorries and Larry G. Brown, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of beneficial interest in Church Loans & Investments Trust which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust to be held on July 16, 2004 and at any and all adjournments thereof.

PROPOSAL NO. 1 - ELECTION OF TRUST MANAGERS

  TRUST MANAGERS RECOMMEND: A vote for election of the following trust managers:
Nominees:
B. R. McMorries, Larry G. Brown, Jack R. Vincent, Steve Rogers, Mike Bahn, Alfred J. Smith and Michael W. Borger.

☐	FOR ALL NOMINEES

☐	WITHHOLD ALL NOMINEES

	Withhold authority to vote for the following nominees:	_____________________

PROPOSAL NO. 2 - SELECTION OF AUDITORS

  TRUST MANAGERS RECOMMEND: Approval of Clifton Gunderson LLP as independent auditor for the fiscal year ending March 31, 2005:
FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL NO. 3 - ADOPTION OF THE AMENDED AND RESTATED DECLARATION OF TRUST AND BYLAWS.

  TRUST MANAGERS RECOMMEND: Adoption of the Amended and Restated Declaration of Trust and Bylaws:
FOR	AGAINST	ABSTAIN
☐	☐	☐

 * NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS AND WILL BE VOTED AS DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL THREE PROPOSALS.

The undersigned acknowledges receipt with this proxy of a copy of the notice of annual meeting of shareholders and proxy statement dated June 25, 2004.

___________________________________	____ / ____ / ____
Signature(s)	Date
IMPORTANT:	Please date this proxy and sign exactly as your name or names appear thereon. If shares are held jointly, the administrators, trustees, guardians and others signing in a representative capacity, please give their full titles. Please sign and return in the prepaid envelope.

Amended and Restated Declaration of Trust
of
Church Loans & Investments Trust

This Declaration of Trust originally adopted on February 22, 1963, thereafter amended on January 14, 1964, on October 1, 1966, on October 2, 1972, and on July ___, 2004 and hereby as amended being restated as of July ____, 2004 for the purpose of forming an unincorporated real estate investment trust under the laws of the State of Texas and, more particularly, under the provisions of Article 6138(a) of the Texas Real Estate and Investment Trust Act, upon the following terms and conditions:

ARTICLE ONE

Section 1. Name.

The name of the Trust shall be: CHURCH LOANS & INVESTMENTS TRUST. This assumed name has been filed with the county clerks of Randall County, Texas and Potter County, Texas as prescribed by law, and will be filed in any other county in the State of Texas as and when prescribed by law, and in any county, parish, township or other governmental or geographical subdivision of any other state, territory, district, or possession of the United States as and when prescribed by law, if necessary to comply with applicable law.

Section 2. Principal Office.

The Trust's principal office shall be in such city, town or locality within the State of Texas as the Trustees shall from time to time determine. The Trust may have such other offices or places of business as the Trustees may determine from time to time. The present principal office and address of the Trust is as follows:

5305 I-40 West
Amarillo, Texas 79106

Section 3. Litigation.

The Trust may sue and be sued, complain and defend, in its trust name.

Section 4. Duration.

The period of the duration of the Trust shall be perpetual unless the Trust is dissolved according to law or the provisions of this Declaration of Trust.

ARTICLE TWO

Section 1. Trust Purpose.

The Trust is formed pursuant to Article 6138(a) of the Texas Real Estate and Investment Trust Act to invest and reinvest its funds and other assets in real property, interests in real property, mortgages secured by real property, lease hold interests in real property, interests in mortgages on real property, and to purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to carry on any other business and do any other acts in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Texas formed under the Texas Real Estate and Investment Trust Act, and to do any and all of the things hereinafter set forth to the same extent as natural persons might or could do. In addition to the foregoing, the Trust is formed for the following specific purposes:

  To invest in mortgages, deeds of trust and other liens covering real property, which mortgages, deeds of trust and other liens secure promissory notes or other evidences of indebtedness; to make loans which are secured by mortgages, deeds of trust or other liens covering real property; to purchase from any person, association, or corporation promissory notes or other evidences of indebtedness which are secured by mortgages, deeds of trust or other liens covering real property;

  To sell, convey, transfer, mortgage, assign (as collateral or otherwise), pledge, exchange or otherwise dispose of all or any part of the trust property and assets;

  To issue, for money or property actually received, the Trust's Certificates of Beneficial Interest representing ownership in the Trust;

  To make contracts, incur liabilities and to borrow money which shall include (but not by way of limitation) the right and authority to execute, deliver and issue promissory notes or other evidences of indebtedness and execute, acknowledge (where necessary and desirable), deliver and issue, to secure any of its liabilities, obligations or indebtedness, mortgages, deeds of trust, collateral assignments, pledges or other security devices covering all or any part of the Trust's assets, property or income;

  To lend money for the Trust's purposes, invest and re-invest the Trust's funds and take and hold interests in real property as security for the payment of funds so loaned or invested;

  To conduct its business, carry on its operations, have offices, own any property necessary or incidental to conducting the Trust's business, and exercise any of the powers granted by Article 6138(a) of the Texas Real Estate and Investment Trust Act not inconsistent with this Declaration of Trust, in any state, territory, district or possession of the United States or foreign country;

  To elect, appoint, or employ officers, agents, attorneys-in-fact, independent contractors, and employees of the Trust for such periods of time as the Trust may determine, and to fix their duties, powers of authority, and compensation;

  To make and alter bylaws not inconsistent with this Declaration of Trust or with the laws of the State of Texas for the administration and regulation of the affairs of the Trust;

  To cease the Trust's activities and terminate the Trust's existence by voluntary dissolution in compliance with the terms and conditions of this Declaration of Trust and applicable law; and

  Whether included in the foregoing or not, to do any acts in connection with or ancillary to the foregoing, and to have and execute all powers necessary, desirable or appropriate to effect any and all of the purposes for which the Trust is organized.
Section 2. Limitation.

The Trust shall, at all times, follow such policies, purposes and procedures as required to maintain the Trust's qualifications as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). At any time, notwithstanding any other provision of this Declaration of Trust, the Trustees may, without the prior approval of the holders of the Certificates of Beneficial Interest, amend this Declaration of Trust to insure its compliance with the Code, Texas law and Federal law, as applicable.

Section 3. Conformation to Applicable Law.

Nothing contained in this Declaration of Trust shall ever be construed as being in conflict with the general laws of the State of Texas, the Texas Real Estate Investment Trust Act or the Code, and it is stipulated that this Declaration of Trust is intended to comply with all such laws, both state and federal; particularly, though not limiting this Declaration of Trust by such, it is stipulated that the Trust and its owners intend to secure the privileges and benefits of the federal laws and regulations applying to taxation of real estate investment trusts as said laws now exist and as said laws may be hereinafter amended from time to time.

ARTICLE THREE

Section 1. Certificates of Beneficial Interest or Shares.

Ownership in the Trust shall be characterized by Certificates of Beneficial Interest or Shares. The certificates evidencing ownership of Shares in the Trust will be designated as Certificates of Beneficial Interest or Shares and shall be in such form as the Trustees may prescribe from time to time. The registered shareholders thereof shall be designated as Certificate Holders or Shareholders. The number of the authorized Shares in the Trust which may be sold and issued (for money or property actually received) shall be the number fixed by the Trust Managers from time to time, each of which Shares shall have no par value, shall have voting rights, shall be equal in all respects to every other Share, and shall be issued for money or property actually received by the Trust. Provided, however, that the Trust Managers shall never at any time fix the maximum number of authorized Shares at a number less than the total number of Shares then outstanding plus the number of Shares then subject to any contract providing for the sale of Shares.

Section 2. Price of Shares.

Shares may be sold and issued for such consideration expressed in dollars as may be fixed from time to time by the Trust Managers, but may not be issued until the full amount of the consideration therefor has been paid. When such consideration has been paid to the Trust, the Shares shall be deemed to have been issued and the person, association or corporation entitled to receive such Shares shall be the owner with respect to such Shares, and such Shares shall be considered fully paid and non-assessable. The Trust Managers shall not, at any time, fix the price at which Shares are to be sold and issued in an amount in excess of any price of such Shares as fixed or determined by any governmental agency, authority or body having jurisdiction.

Section 3. Shares Non-assessable.

The Shares of the Trust shall, when paid for, be non-assessable.

Section 4. Liability of Shareholders.

The holders of the Shares of the Trust shall not be personally liable on account of any of the contractual obligations undertaken by the Trust. Furthermore, all written contracts to which the Trust is a party shall include a provision expressly stating that the holders of Shares shall not be personally liable thereon.

ARTICLE FOUR

Section 1. Management of the Trust.

The control, operation, disposition, investment, re-investment and management of the trust estate, and (whether included in the foregoing or not) all powers necessary and appropriate to effect any and all of the purposes for which the Trust is organized, shall be fixed by the Board of Trust Managers. The Board of Trust Managers shall be elected and shall serve as provided in the Bylaws of the Trust.

Section 2. Duties of Trustees.

This Declaration of Trust shall be reviewed and ratified by a majority vote of the Trustees and of the Independent Trustees. The Trustees shall then tender this Declaration of Trust to the Shareholders for approval at an annual or a special meeting of the Shareholders of the Trust.

The Trustees shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Trust and the Advisor to assure that such policies are carried out and perform such other duties as set forth in the Bylaws.

Section 3. Trustees.

There are presently seven (7) Trust Managers and their names and addresses are as follows:

Name	Address
Bill R. McMorries	1601 Jordan Amarillo, TX 79106
Larry G. Brown	411 Dana Lane Amarillo, TX 79118
Alfred J. Smith	21 Hogan Dr. Amarillo, TX 79124
Jack R. Vincent	6303 Stoneham Amarillo, TX 79109
Steve Rogers	6206 Calumet Amarillo, TX 79106
Mike Bahn	1612 S. Travis Amarillo, TX 79102
Michael W. Borger	1602 S. Travis Amarillo, TX 79102

ARTICLE FIVE

Section 1. Amendments.

The Declaration of Trust may be amended by the affirmative vote or written consent of the owners of not less than fifty percent (50%) of the Shares entitled to vote at the meeting at which such amendment is considered, or such other amount as may be required by applicable state law.

Section 2. Dissolution.

The Trust may be dissolved by the affirmative vote or by the written consent of the owners of not less than fifty percent (50%) of the Shares entitled to vote at the meeting at which such dissolution is considered, or such other amount as may be required by applicable state law.

ARTICLE SIX

Section 1. Adoption of Bylaws.

A majority of the Trustees may act to adopt, amend or repeal the Bylaws of the Trust.

Section 2. Definitions.

Any defined terms herein shall have the same meaning as those terms are defined in the Bylaws adopted by the Trustees of the Trust.

Adopted this ____ day of July, 2004.
____________________________________ Secretary of the Board of Trust Managers
STATE OF TEXAS COUNTY OF _________	§ § §
This instrument was sworn to and acknowledged before me this ____ day of July, 2004, by _______________________, Secretary of the Board of Trust Managers.
_____________________________________ Notary Public, State of Texas

Amended and Restated Bylaws
of
Church Loans & Investments Trust

ARTICLE ONE

Section 1. Number of Trustees.

The number of Trust Managers, who will also be the Board of Directors, shall not be less than seven (7) nor more than fifteen (15). At all times, a majority of the Trust Managers then serving shall be residents of the State of Texas and owners of Shares in the Trust.

Section 2. Term of Office.

The term of office of each Trustee shall begin on the date of the Trustee's election or appointment and continue until the election and qualification of the Trustee's successor by the Shareholders or his appointment by the Board of Trust Managers, as applicable.

Section 3. Resignation.

Any member of the Board of Trust Managers may resign at any time by giving written notice to the Chairman of the Board of Trust Managers of such resignation. In the event of the resignation of the Chairman of the Board of Trust Managers, such resignation shall be given to the Vice-Chairman or the Secretary. Any such resignation shall take effect at the time specified by such written notice or, if no time is specified in such written notice, at the time of the receipt of such written notice by the Chairman of the Board of Trust Managers. No acceptance of resignation shall be necessary to make it effective.

Section 4. Vacancies.

At any time at which the number of members of the Board of Trust Managers is less than fifteen (15), the acting members of the Board of Trust Managers may appoint, by majority vote, one or more persons to serve as a member of the Board of Trust Managers. So long as the number of members of the Board of Trust Managers is not less than seven (7), the Board of Trust Managers may, but are not required to, appoint members to fill any vacancy. The appointment of any additional member to the Board of Trust Managers to fill any vacancy is discretionary with the acting members of the Board of Trust Managers so long as there are not less than seven (7) members of the Board of Trust Managers. At any time at which the members of the Board of trust Managers is less than seven (7), the acting members of the Board of Trust Managers shall appoint such additional person(s) to the Board of Trust Managers as may be necessary to constitute a Board of Trust Managers composed of seven (7) members. A majority of the members of the Board of Trust Managers qualified to serve in such capacity shall have the authority at any time to make any appointment to the Board of Trust Managers as provided for by this Declaration of Trust or by the Bylaws of the Trust, even though the total number of the members of the Board of Trust Managers then acting may be less than seven (7). Except for the appointment of members to the Board of Trust Managers, the Board of Trust Managers shall not have the authority to transact any business at any time at which there are less than seven (7) members of the Board of Trust Managers then serving in such capacity.

Section 5. Quorum.

The majority of the members of the Board of Trust Managers shall constitute a quorum for the transaction of all business so long as there are at least seven (7) members of the Board of Trust Managers then qualified and acting in such capacity; provided that such a minimum number of the Board of Trust Managers then acting shall not be applicable with respect to the authority of the Board of Trust Managers to appoint additional members to the Board of Trust Managers as set forth above.

Section 6. Compensation.

The members of the Board of Trust Managers shall receive such salary or other compensation as is reasonable to compensate them for time spent and services rendered on behalf of the Trust.

Section 7. Meetings.

Meetings of the Board of Trust Managers, regular or special, may be held at the principal office of the Trust or at such other place as members of the Board of Trust Managers may designate from time to time. The Board of Trust Managers shall meet each year immediately after the annual meeting of the holders of Certificates of Beneficial Interests of the Trust for the purpose of electing officers and to consider any other business that may properly come before such meeting. No notice of any kind, either to old or new members of the Board of Trust Managers, for any such annual meeting shall be necessary. Regular meetings of the Board of Trust Managers may be held without notice of such places and such times as may be determined from time to time by resolution of the Board of Trust Managers.

Special meetings of the Board of Trust Managers may be called by the Chairman, and shall be called by the Chairman at any time upon the written request of any two (2) members of the Board of Trust Managers. Notice of any special meeting shall be given to each of the members of the Board of Trust Managers at least three (3) days prior to the time specified for such meeting and may be given by any means of communication, either verbally or in writing, electronically or otherwise, and any such notice may be waived by any member of the Board of Trust Managers by the execution of a written instrument of waiver, either before or after such meeting. Attendance by any member of the Board of Trust Managers at any meeting shall be considered a waiver by such member of the Board of Trust Managers of any required notice, except for a member of the Board of Trust Managers who attends the meeting for the expressed purpose of objecting to the transaction of any business because such meeting is not lawfully convened.

The act of the majority of the Board of Trust Managers present at any meeting at which a quorum is present shall be the act of the Board of Trust Managers.

Section 8. Delegation of Duties.

The Board of Trust Managers may not delegate to any person, association or corporation any of the following rights or duties:

  The right to borrow any monies for and on behalf of the trust without the expressed written approval of the Board of Trust Managers.

  The duty not to encumber any of the Trust properties to secure the payment of any monies borrowed for or on behalf of the Trust without the expressed written consent of the Board of Trust Managers.

  The right to invest or re-invest any of the Trust properties without the expressed approval of the Board of Trust Managers.

  The right to decide the number of Shares of the Trust which shall be sold or otherwise disposed of at any time, or the right to decide that no additional Shares of the Trust shall be sold or disposed of otherwise.

  The right to fix the price of consideration for which Shares of the Trust shall be sold or disposed of otherwise.

  The right to appoint members of the Board of Trust Managers.

  The right to dispose of any of the Trust properties; provided, however, that the forgoing shall not be construed so as to prohibit the Board of Trust Managers from delegating to any person, association or corporation the right, power and authority to pay, out of the Trust properties, any indebtedness of the Trust incurred as a normal customary operating expense of the Trust.

  Except as provided above, the Board of Trust Managers may delegate to any person, association or corporation the exercise of any power, right or authority which the Board of Trust Managers could have exercised, including, but not by way of limitation, the day-to-day operation of the Trust and the preparation of all pertinent records, forms or reports. Such delegation of rights, powers and authorities by the Board of Trust Managers shall be by written contract entered into by and between the Board of Trust Managers and the person, association or corporation to whom such delegation of rights, powers or authorities is made, unless such rights, powers or authorities are delegated to an officer or employee of the Trust, in which event such delegation of rights, powers and authorities shall be by written resolution adopted by the Board of Trust Managers.
Section 9. Officers of the Board of Trust Managers.

The officers of the Board of Trust Managers shall consist of a Chairman, a Vice-Chairman and a Secretary, elected by a majority of the Board of Trust Managers. All subordinate officers or agents may be appointed by the Board of Trust Managers from time to time.

The Chairman of the Board of Trust Managers shall preside at all meetings of the owners of Certificates of Beneficial Interest of the Trust and at all meetings of the Board of Trust Managers. The Chairman of the Board of Trust Managers shall perform all other duties that normally pertain to the office, except such other duties as may have been delegated by the Board of Trust Managers to any other person, association or corporation.

The Vice-Chairman of the Board of Trust Managers shall be vested with all powers of, and to perform all of the duties of, the Chairman of the Board of Trust Managers in the absence of the Chairman of the Board of Trust Managers.

The Secretary of the Board of Trust Managers shall keep correct minutes of all meetings of the owners of Certificates of Beneficial Interests of the Trust and correct minutes of all meetings of the Board of Trust Managers and shall perform all other duties that normally pertain to the office, except such other duties as may have been delegated by the Board of Trust Managers to any other person, association or corporation.

No person shall ever serve as Chairman, Vice-Chairman or Secretary of the Board of Trust Managers at any time during which such person is not a member of the Board of Trust Managers.

Officers of the Board of Trust Managers shall serve until their successors shall have been elected and qualified. Any officer of the Board of Trust Managers may resign at any time by giving written notice to the Chairman of the Board of Trust Managers of such resignation; provided that, if the officer resigning is the Chairman of the Board of Trust Managers, then the written notice of resignation shall be given to the Vice-Chairman or the Secretary of the Board of Trust Managers. Any such resignation shall take effect at the time specified in such written notice or, if no time is specified in such written notice, at the time of the receipt of such written notice by the Chairman, Vice-Chairman or Secretary of the Board of Trust Managers, as applicable. No acceptance of resignation shall be necessary to make it effective.

When any vacancy occurs in any office of the Board of Trust Managers, such office shall be filled by the majority vote of the Board of Trust Managers.

Section 10. Executive Officers of the Trust.

The Board of Trust Managers may appoint such executive officers of the Trust as the Board of Trust Managers may determine are necessary to the operation of the Trust. Such officers may include a Manager of Operations, President, and one or more Vice-Presidents. Upon the creation of such an office, the Board of Trust Managers shall set forth the duties of such officers.

Section 11. Removal of Trustee.

Any member of the Board of Trust Managers may be removed from the Board of Trust Managers by the affirmative vote or written consent of a majority of the owners of Shares of the Trust entitled to vote at the meeting at which such removal is considered.

ARTICLE TWO

Section 1. Minimum Number of Holders.

The Trust must, at all times, have one hundred (100) or more persons, associations or corporations who own Shares of the Trust. At no time shall any five (5) of said persons, associations or corporations own, directly or indirectly, more than fifty percent (50%) of the total number of outstanding Shares.

Section 2. Meetings of Shareholders.

All meetings of the Shareholders of the Trust shall be held at the principal office of the Trust or such other place as the Board of Trust Managers may designate from time to time.

There shall be an annual meeting of the Shareholders upon reasonable notice and within a reasonable period (not less than thirty (30) days) following delivery of the annual report. The Trustees, including the Independent Trustees, shall be required to take reasonable steps to insure that this requirement is met. The annual meeting shall be held after the end of the fiscal year of the Trust at a date and time to be determined by the Board of Trust Managers. At each annual meeting the Shareholders of the Trust shall elect a Board of Trust Managers and may transact any other business within the purview of the rights, powers and authorities of such Shareholders. The election of a Trust Manager shall be by the affirmative vote of a majority of the outstanding Shares of the Trust entitled to vote at the applicable annual meeting, in person or by proxy.

Special meetings of the Shareholders may be called by the Chairman of the Board of Trust Managers, the Vice-Chairman of the Board of Trust Managers, the Secretary of the Board of Trust Managers, the Chief Executive Officer, a majority of the members of the Board of Trust Managers, a majority of the Trustees, or a majority of the Independent Trustees. A special meeting shall be called by an officer of the Trust upon the written request of Shareholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares of the Trust entitled to vote at such meeting. Upon receipt of a written request, either in person or by mail, stating the purpose(s) of the meeting, the Trust shall provide all Shareholders, within ten (10) days after receipt of said requests, written notice, either in person or by mail, of a meeting and the purpose of such meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after the distribution of such notice, at a time and place specified in the request, or if none is specified, at a time and place convenient to the Shareholders.

Written or printed notice of meetings of the Shareholders stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman, the Vice-Chairman or the Secretary of the Board of Trust Managers or persons calling the meeting, to each owner of record of Shares of the Trust entitled to vote at such meeting. If mailed, such notice is deemed to be delivered when deposited in the United States mail addressed to the owners of Shares of the Trust at the address of such owner as same appears on the transfer books of the Trust, with postage thereon prepaid. Whenever notice of a meeting is required, a waiver thereof in writing signed by the person entitled to such notice, either before or after the time stated therein, shall be the equivalent of the giving of such notice.

Section 3. Voting.

At the annual meeting of the Shareholders, each Shareholder shall be entitled to one (1) vote per share standing in the name of such owner on the books of the Trust on the last day of the fiscal year of the Trust immediately preceding such meeting. At any special meeting of the Shareholders, each Shareholder shall be entitled to one (1) vote for each share standing in the name of such Shareholder on the books of the Trust on the date on which notice of such special meeting is given. No cumulative voting shall be allowed.

Section 4. Quorum.

The owners of the majority of the Shares of the Trust entitled to vote at any meeting, represented in person or by proxy, shall constitute a quorum at such meeting of the Shareholders. Unless a greater number of votes is required by law, the Declaration of Trust, or Bylaws, the vote of a majority of the Shares of the Trust entitled to vote at any meeting of the Shareholders shall be the act of such Shareholders at such meeting.

Any Shareholder may vote at any meeting of the Shareholders either in person or by proxy as executed in writing by such Shareholder, or by duly authorized attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months after the date of its execution unless otherwise expressly provided in such proxy.

Section 5. Reports.

The Trust shall cause to be prepared and mailed or delivered to each Shareholder as of a record date after the end of the fiscal year, and each holder of other publicly-held securities of the Trust within one hundred and twenty (120) days after the end of the fiscal year to which it relates, an annual report for each fiscal year ending after the initial public offering of the Shares which shall include:

  Financial statements prepared in accordance with Generally Accepted Accounting Principles which are audited and reported on by independent certified public accountants;

  The ratio of the costs of raising capital during the period to the amount of capital raised;

  The aggregate amount of Advisory fees and the aggregate amount of other fees paid to the Advisor, if any, and any Affiliate of the Advisor by the Trust, and including fees or charges paid to the Advisor by third parties doing business with the Trust;

  The Total Operating Expenses of the Trust, stated as a percentage of Average Invested Assets and as a percentage of its Net Income;

  A report from the Independent Trustees that the policies being followed by the Trust are in the best interests of its Shareholders and the basis for such determination; and

  Separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Trust, Trustees, Advisors and any Affiliate thereof occurring in the year for which the annual report is made.  Independent Trustees shall have a duty to examine and comment in the report on the fairness of such transactions.

The Trustees, including the Independent Trustees, shall be required to take reasonable steps to insure that the above requirements are met.

Section 6. Access to Records.

Any Shareholder and any designated representative thereof shall be permitted access to all records of the Trust at all reasonable times and may inspect and copy any of them. Inspection of the Trust's books and records by the Administrator shall be provided upon reasonable notice and during normal business hours. The Trust shall be bound by the following provisions regarding access to a list of the Shareholders:

  An alphabetical list of the names, addresses and telephone numbers of the Shareholders of the Trust, along with the number of Shares held by each of them (the "Certificate Holders List"), shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or its designated agent at the principal office of the Trust upon the written request of the Shareholder;

  The Certificate Holders List shall be updated quarterly to reflect changes in  the information contained therein;

  A copy of the Certificate Holders List shall be mailed to any Shareholder requesting the Certificate Holders List within ten (10) days of the request.  The copy of the Certificate Holders List shall be printed in alphabetical order, on white paper and in readily readable typed size (in no event smaller than ten (10) point type).  A reasonable charge for photocopies may be charged by the Trust.

  The purpose for which a Shareholder may request a copy of the Certificate Holders List includes, without limitation, matters relating to the Shareholder's voting rights under the Trust agreement and the exercise of the Shareholder's rights under federal proxy laws; and

  If the Advisor or Trustees of the Trust neglect(s) or refuse(s) to exhibit, produce or mail a copy of the Certificate Holders List as requested, the Advisor and the Trustees shall be liable to any Shareholder requesting the list for the costs, including attorneys' fees, incurred by the Shareholder for compelling the production of the Certificate Holders List and for actual damages suffered by any Shareholder by reason of such refusal or neglect.  It shall be a defense to a motion to compel production of the Certificate Holders List that the actual purpose and reason for the request for inspection or for a copy of the Certificate Holders List is to secure such list of Shareholders or other information for the purposes of selling such list or copies thereof, or using the same for commercial purposes other than in the interest of the Shareholder that is relevant to the affairs of the Trust.  The Trust may require the Shareholder requesting the Certificate Holders List to represent that the list is not requested for commercial purposes unrelated to the Shareholder's interest in the Trust.  Everything provided hereunder to the Shareholder requesting copies of the Certificate Holders List is in addition to, and should not in any way limit, any other remedies available to the Shareholders under federal law or the laws of any state.
Notwithstanding the above, nothing contained herein shall grant greater access to information or records that is/are limited by applicable privacy laws.

ARTICLE THREE

Section 1. Approval of the Independent Trustees

The majority of the Independent Trustees must approve the following matters: number and election of Trustees; any Advisor contract being entered into by the Trust; liability and indemnification agreements; the fees, compensation and expenses of the Trust; compensation paid to the Advisor of the Trust; the statement of objectives of the Trust; the consideration to be paid for any real property acquired by the Trust or the method for appraising the fair market value of any property to be acquired by the Trust; the time and date of any annual meeting of

Shareholders and the time and date and purpose for any special meetings of the Shareholders; and the terms and conditions of any distribution re-investment plan.

Section 2. Experience of Trustees.

A Trustee shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust or such other experience as a majority of the Trustees determine would be of benefit to the Trust. At least one of the Independent Trustees shall have three (3) years of relevant real estate or real estate mortgage experience.

Section 3. Fiduciary Duty.

The Trustees and Advisor of the Trust shall be deemed to be in a fiduciary relationship to the Trust and its Shareholders. The Trustees of the Trust shall also have fiduciary duties to the Shareholders to supervise the relationship of the Trust with the Advisor.

Section 4. Advisory Contract.

It shall be the duty of the Trustees to evaluate the performance of any Advisor before entering into or renewing any advisory contract. The criteria used in such evaluation shall be reflected in the minutes of the applicable meeting of the Trustees. Each contract for the services of an Advisor entered into by the Trustees shall have a term of no more than one (1) year.

Each advisory contract shall be terminable by a majority of Independent Trustees, or the Advisor on sixty (60) days written notice without cause or penalty. In the event of the termination of such advisory contract, the Advisor will cooperate with the Trust and will take all reasonable steps requested to assist the Trustees in making an orderly transition of the advisory function.

The Trustees shall determine that any Advisor or any successor to the advisor possesses sufficient qualifications to perform the advisory function for the Trust and to justify the compensation provided for in the advisory contract.

ARTICLE FOUR

The Trust shall not provide for indemnification of the Trustees, Advisors or Affiliates for any liability or loss suffered by the Trustees, Advisors or Affiliates, nor shall it provide that the Trustees, Advisors or Affiliates be held harmless for any loss or liability suffered by the Trust, unless all of the following conditions are met:

  The Trustees, Advisors or Affiliates have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust.

  The Trustees, Advisors or Affiliates were acting on behalf of or performing services for the Trust.

  Such liability or loss was not the result of:
  Negligence or misconduct by the Trustees, excluding the Independent Trustees, Advisors or Affiliates; or

  Gross negligence or willful misconduct by the Independent Trustees.
  Such indemnification or agreement to hold harmless is recoverable only out of the Trust's net assets and not from the Shareholders.

  Notwithstanding anything to the contrary contained above, the Trustees, Advisors or Affiliates and any persons acting as a broker-dealer shall not be indemnified by the Trust for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions is met:
  There has been a successful adjudication on the merits of each count involved in an alleged securities violation as to the particular indemnitee and in favor of such indemnitee.

  Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee.

  A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities Exchange Commission and of the published position of any state securities regulatory authority in which securities of the trust are offered or sold as to indemnification for violations of securities laws.
  The advancement of trust funds to the Trustees, Advisors or Affiliates for legal expenses or other costs of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied:
  The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust.

  The legal action is initiated by a third party who is not a Shareholder in the Trust, or legal action is initiated by a Shareholder in the Trust acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement.

  The Trustees, Advisors or Affiliates undertake to repay the advanced funds to the trust, together with the applicable legal rate of interest thereon, in cases in which such Trustees, Advisors or Affiliates are found not to be entitled to indemnification.

ARTICLE FIVE

Unless the Administrator determines that the risks associated with the Trust require lower or higher standards, an investor who purchases Shares from the Trust shall have:

  A minimum annual gross income of $45,000.00 and minimum net worth of $45,000.00; or

  A minimum net worth of $150,000.00.

Net worth shall be determined exclusive of home, home furnishings, and automobiles.

 In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Shares if the donor or grantor is the fiduciary.

In any final prospectus used by the Trust to solicit investment, the Trust shall set forth:

  The investment objectives of the Trust;

  A description of the type of person who might benefit from an investment in the Trust; and

  The minimum standards imposed on each Shareholder in the Trust.
The Trust and each person selling Shares on behalf of the Trust shall make every reasonable effort to determine that the purchase of Shares in the Trust is a suitable and appropriate investment for each investor. In making this determination, the Trust or each person selling Shares on behalf of the Trust shall ascertain that the investor:
  Meets the minimum income and net worth standards set forth above;

  Can reasonably benefit from an investment in the Trust based on the prospective investor's overall investment objectives and portfolio structure;

  Is able to bear the economic risk of the investment based on the prospective investor's overall financial situation; and

  Has an apparent understanding of:
  The fundamental risks of the investment;

  The risk that the investor may lose the entire investment;

  The lack of liquidity of the Shares;

  The restrictions on transferability of the Shares;

  The background and qualifications of the Advisor, if any; and

  The tax consequences of the investment.
  This suitability determination shall be made on the basis of information obtained from a prospective investor.  Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective investor, as well as any other pertinent factors.

  The Trust or such persons selling Shares on behalf of the Trust shall maintain records of the information used to determine that the investment in the Shares was suitable and appropriate for an investor.  These records shall be maintained for at least six (6) years.

  The Trust shall disclose, in any final prospectus used for the purpose of soliciting investment in the Trust, the responsibility of the Trust and each person selling shares on behalf of the Trust to make every reasonable effort to determine that the purchase of Certificates of Beneficial Interest in the Trust is a suitable and appropriate investment for an investor, based on information provided by the investor regarding the investor's financial situation and investment objectives.

  In regard to an offering by the Trust of its Shares, the Administrator may require, and the Trust shall be bound by, any minimum initial and subsequent cash investment amounts.

ARTICLE SIX

Section 1. Reasonableness of Expenses.

The Independent Trustees shall determine, from time to time, but at least annually, that the total fees and expenses of the Trust are reasonable in light of the investment performance of the Trust, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated trusts. Each such determination shall be reflected in the minutes of the meeting of the Trustees at which such was considered.

Section 2. Acquisition Fees and Acquisition Expenses.

The total of all Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed an amount equal to six percent (6%) of the contract price of any properties acquired, or in the case of a mortgage loan, six percent (6%) of the funds advanced. Notwithstanding the above, a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Trust.

Section 3. Operating Expenses.

The Total Operating Expenses of the Trust shall (in the absence of a satisfactory showing to the contrary) be deemed to be excessive if they exceed in any fiscal year the greater of two percent (2%) of the Trust's Average Invested Assets or twenty-five percent (25%) of the Trust's Net Income for such year. The Independent Trustees shall have the fiduciary responsibility of limiting such expenses to amounts that do not exceed such limitations unless such Independent Trustees shall have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meeting of the Trustees.

Within sixty (60) days after the end of any fiscal quarter except the last fiscal quarter of the Trust's fiscal year and within one hundred twenty (120) days after the end of the last fiscal quarter of the fiscal year of the Trust for which the Total Operating Expenses (for the twelve (12) months then ended) exceeded two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income, whichever is greater, there shall be sent to the Shareholders of the Trust a written disclosure of such fact, together with an explanation of the factors the Independent Trustees considered in arriving at the conclusion that such higher operating expenses were justified.

In the event the Independent Trustees do not determine such excess expenses are justified, the Advisor, if any, at the end of the twelve (12) month period, shall reimburse the Trust the amount by which the Total Operating Expenses paid or incurred by the Trust for the applicable period exceed the limitations herein provided.

Section 4. Real Estate Commissions on Re-Sale of Property.

If any Advisor, Trustee or Affiliate provides a substantial amount of the services in an effort to sell property owned by the Trust, then that person may receive up to one half (1/2) of the brokerage commission paid, but in no event to exceed an amount equal to three percent (3%) of the contracted-for sales price. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the competitive real estate commission or an amount equal to six percent (6%) of the contracted-for sales price.

Section 5. Incentive Fees.

There shall be no incentive fees paid to any Advisor or Affiliate in regard to the gain from the sale of assets to the Trust when full consideration is not paid in cash or property of equivalent value.

Section 6. Advisor Compensation.

The Independent Trustees shall determine from time to time and at least annually that the compensation which the Trust contracts to pay to the Advisor, if any, is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by this Declaration of Trust. The Independent Trustees shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Trust to determine that the provisions of such contract are being fulfilled. Each such determination shall be based on the factors set forth below and on all other factors such Independent Trustees may deem relevant. The findings of such Trustees on each of such factors shall be recorded in the minutes of the meeting of the Trustees:

  The size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust.

  The success of the Advisor in generating opportunities that meet the investment objectives of the Trust.

  The rates charged to other trusts and to investors other than the Trust by advisors performing similar services.

  Additional revenues realized by the Advisor and any Affiliate through their relationship with the Trust, including loan administration, underwriting or brokerage commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business.

  The quality and extent of service and advice furnished by the Advisor.

  The performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations.

  The quality of the portfolio of the Trust in relation to the investments generated by the Advisor for its own account.

ARTICLE SEVEN

Section 1. Sales and Leases to the Trust.

The Trust shall not purchase property from the Advisor, Trustee or any Affiliate thereof, unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the asset to such Advisor, Trustee or Affiliate thereof, or if the price to the Trust is in excess of such costs, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Trust exceed its current appraised value.

Section 2. Sales and Leases to the Advisor, Trustees or any Affiliate.

An Advisor, Trustee or any Affiliate thereof shall not acquire assets from the Trust unless approved by a majority of the Trustees (including a majority of the Independent Trustees), not otherwise interested in such transaction, as being fair and reasonable to the Trust. A Trust may lease assets to an Advisor, Trustee or any Affiliate thereof only if approved by a majority of the Trustees (including a majority of the Independent Trustees), not otherwise interested in such transaction, as being fair and reasonable to the Trust.

Section 3. Loans.

No loans may be made by the Trust to the Advisor, Trustee or any Affiliate thereof except as hereinafter provided. Furthermore, the Trust may not borrow money from the Advisor, Trustee or any Affiliate thereof, unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Trust than loans between unaffiliated parties under the same circumstances.

Section 4. Investments.

The Trust shall not invest in joint ventures with the Advisor, Trustee or any Affiliate thereof, unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Trust and on substantially the same terms and conditions as those received by any other joint venturers. Furthermore, the Trust shall not invest in equity securities unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.

Section 5. Statement of Objectives.

The Independent Trustees shall review the investment policies of the Trust with sufficient frequency and at least annually to determine that the policies being followed by the Trust at any time are in the best interest of the Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meeting of the Trustees.

Section 6. Other Transactions.

All other transactions between the Trust and the Advisor, Trustee or any Affiliate thereof, shall require approval by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transactions as being fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust and those available from unaffiliated third parties.

Section 7. Appraisal of Real Properties.

The consideration paid for real property acquired by the Trust shall ordinarily be based on the fair market value of the property as determined by a majority of the Trustees. In cases in which a majority of the Independent Trustees so determine, and in all cases in which assets are acquired from the Advisors, Trustees or Affiliates thereof, such fair market value shall be as determined by an Independent Expert selected by the Independent Trustees.

Section 8. Roll Up Transaction.

The Trust is not authorized to enter into any transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of another entity, whether a partnership, real estate investment trust, corporation, trust or other entity, that would be created or would survive after the successful completion of the proposed "Roll Up" transaction.

Section 9. Leverage.

The aggregate borrowings of the Trust, secured and unsecured, shall be reasonable in relation to the Net Assets of the Trust and shall be reviewed by the Trustees at least quarterly. The maximum amount of such borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed three hundred percent (300%). Any excess in borrowing over such three hundred percent (300%) level shall be approved by a majority of the Independent Trustees and disclosed to the Shareholders in the next quarterly report of the Trust, along with justification for such excess.

Section 10. Other Limitations.

The Trust may not:

  Invest more than ten percent (10%) of the Trust's total assets in Unimproved Real Property or mortgage loans on Unimproved Real Property.

  Invest in commodities or commodity future contracts.  Such limitation is not intended to apply to future contracts, when used solely for hedging purposes in connection with the Trust's ordinary business of investing in real estate assets and mortgages.

  Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of the Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Trustees or Affiliates thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property.  This appraisal shall be maintained in the Trust's records for at least five (5) years and shall be available for inspection and duplication by any Shareholder.  In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or the condition of the title must be obtained.  Furthermore, the Advisor and Trustees shall observe the following policies in connection with or when making mortgages loans:

  The Trust shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and are appropriately  recorded in the chain of title.

  The Trust shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria.  For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the property, including the loans of the Trust," shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principle balance of the loan.

  The Trust shall not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Trustees or any Affiliate of the Trust.

   Issue redeemable equity securities.

  Issue debt securities, unless the historical debt service coverage (in the most recently completed fiscal year), as adjusted for known changes, is sufficient to properly service that higher level of debt.

  Issue options or warrants to purchase its Shares to the Advisors, Trustees or any Affiliates thereof except on the same terms as such options or warrants are sold to the general public.  The Trust may issue options or warrants to persons not so connected with the Trust, but not at exercise prices less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Trustees, has a market value less than the value of such option on the date of grant.  Options or warrants issuable to the Advisor, Trustee or any Affiliate thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Shares of the Trust on the date of grant of any options or warrants.

  Issue its Shares on a deferred payment basis or other similar arrangement.

ARTICLE EIGHT

Section 1. Shares are Non-assessable.

The Shares of the Trust shall, when paid for, be non-assessable.

Section 2. Liability of Shareholders.

The Shareholders of the Trust shall not be personally liable on account of any of the contractual obligations undertaken by the Trust. Furthermore, all written contracts to which the Trust is a party shall include a provision expressly stating that the Shareholders shall not be personally liable thereon.

Section 3. Issuance of Shares.

Certificates representing shares of ownership in the Trust, when issued, shall be signed by the Chairman of the Board of Trust Managers and the Treasurer. Such signatures may be facsimiles. Although, the Certificates may also bear the seal of the Trust, lack of such seal shall not invalidate a Certificate.

ARTICLE NINE

Section 1. Repurchase of Shares.

The Trust is not obligated to repurchase any of the Shares. However, the Trust is not precluded from voluntarily repurchasing the Shares of the Trust if such repurchase does not impair the capital or operations of the Trust. The Advisor, Trustees and any Affiliates are prohibited from receiving a fee based on the repurchase of Certificates of Beneficial Interest by the Trust.

Section 2. Distribution Re-Investment Plans.

Although the Trust is not required to implement a distribution re-investment plan, in the event that the Trust does establish a distribution re-investment plan, any such plan shall, at a minimum, provide for the following:

  All material information regarding the distribution to the Shareholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Shareholder at least annually.

  Each Shareholder participating in the plan shall have a reasonable opportunity to withdraw from the plan at least annually after receipt of the information required in sub-paragraph A of this Section 2.

Section 3. Distributions in Kind.

Distributions in kind shall not be permitted except for:

  Distributions of readily marketable securities;

  Distributions of Beneficial Interests in a liquidating trust established for the dissolution of the Trust and the liquidation of its assets in accordance with the terms of this Declaration of Trust; or

  Distributions of in-kind property which meets all of the following conditions:
  The Trustees advise each Shareholder of the risks associated with direct ownership of the property.

  The Trustees offer each Shareholder the election of receiving in-kind property distributions.

  The Trustees distribute in-kind property only to those Shareholders who accept the Trustees' offer.

ARTICLE TEN

The fiscal year of the Trust shall begin on April 1 of each year and end on March 31 of the following year.

ARTICLE ELEVEN

The following definitions shall apply to the Declaration of Trust and to these Bylaws:

  ACQUISITION EXPENSES: Expenses including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

  ACQUISITION FEE: The total of all fees and commissions paid by any party to any party in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Trust. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, DEVELOPMENT FEE, CONSTRUCTION FEE, nonrecurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be DEVELOPMENT FEES and CONSTRUCTION FEES paid to PERSONS not affiliated with the Trust in connection with the actual development and construction of a project.

  ADMINISTRATOR: The official or agency administering the Securities laws of an applicable jurisdiction.

  ADVISOR: The PERSON responsible for directing or performing the day-to-day business affairs of the Trust, including a PERSON to which an Advisor subcontracts substantially all such functions.  To the extent that the Trust is self-administered, the term Advisor, as appropriate, shall apply to the President, Manager of Operations or other PERSON to which the Trustees have delegated or authorized the directing and supervising of the day-to-day affairs of the Trust. However, in the event that the Advisor is a Person employed by the Trust, then such Person shall have no duty under Article Six, Section Three to reimburse the Trust for any amounts by which the aggregate amount of expenses exceed the limitations set forth therein.

  AFFILIATE: An AFFILIATE of another PERSON includes any of the following:
  any PERSON directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other PERSON.

  any PERSON ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other PERSON.
  any PERSON directly or indirectly controlling, controlled by, or under common control with such other PERSON.
  any executive officer, director, trustee or general partner of such other PERSON.
  any legal entity for which such PERSON acts as an executive officer, director, trustee or general partner.

  APPRAISAL: A report, computation or other method as determined by a majority of the Independent Trustees as sufficient to determine the appropriate fair market value of any property, including property securing a loan owing to the Trust.

  AVERAGE INVESTED ASSETS: For any period the average of the aggregate book value of the assets of the Trust invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.

  CERTIFICATE HOLDERS or SHAREHOLDERS: The registered holders of the Trust's Certificates of Beneficial Interest or Shares.

  COMPETITIVE REAL ESTATE COMMISSION: Real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

  CONSTRUCTION FEE: A fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Trust's property.

  DEVELOPMENT FEE: A fee for the packaging of the Trust's property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

  INDEPENDENT EXPERT: A PERSON with no material current or prior business or personal relationship with the ADVISOR or TRUSTEES who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Trust or securing loans held by the Trust.

  INDEPENDENT TRUSTEE(S): The TRUSTEE(S) of the Trust who are not associated with and have not been associated within the last two years, directly or indirectly, with the Advisor of the Trust.
  A TRUSTEE shall be deemed to be associated with the Advisor if he or she:
  owns an interest in the Advisor or any of its Affiliates; or

  is employed by the Advisor or any of its Affiliates; or

  is an officer or director of the Advisor or any of its Affiliates; or

  performs services, other than as a TRUSTEE, for the Trust; or

  is a TRUSTEE for more than three real estate investment trusts organized or advised by the Advisor; or

  has any material business or professional relationship with the Advisor or any of its Affiliates.

  For purposes of determining whether or not the business or professional relationship is material, the gross revenue derived by the prospective INDEPENDENT TRUSTEE from the Advisor and Affiliates shall be deemed material per se if it exceeds 5% of the prospective INDEPENDENT TRUSTEE'S:
  annual gross revenue, derived from all sources, during either of the last two years; or

  net worth, on a fair market value basis.
  An indirect relationship shall include circumstances in which a TRUSTEE'S spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Advisor, any of its Affiliates, or the Trust.
  LEVERAGE: The aggregate amount of indebtedness of the Trust for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

  NET ASSETS: The total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly on a basis consistently applied.

  NET INCOME: For any period total revenues applicable to such period, less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

  ORGANIZATION AND OFFERING EXPENSES: All expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing it to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, Trustees, escrow holders, depositories, experts, and expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

  PERSON: Any natural persons, partnership, corporation, association, trust, limited liability company or other legal entity.

  REAL ESTATE INVESTMENT TRUST ("REIT"): A corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.

  SPONSOR: The Trust is self-sponsored and administered: there is no SPONSOR of the Trust.

  TOTAL OPERATING EXPENSES: Aggregate expenses of every character paid or incurred by the Trust as determined under Generally Accepted Accounting Principles, including ADVISORS' fees, but excluding:

  the expenses of raising capital such as ORGANIZATION AND OFFERING EXPENSES, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Trust's Shares;

  interest payments;

  taxes;

  non-cash expenditures such as depreciation, amortization and bad debt reserves;

  incentive fees, if any; and

  ACQUISITION FEES, ACQUISITION EXPENSES, real estate commissions on resale of property and other expenses connected with the acquisition, disposition, and ownership of real estate interests, mortgage loans, or other property, (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).
  TRUSTEE(S): The members of the Board of Trustees, Board of Trust Managers or Directors or other body which manages the Trust.

  UNIMPROVED REAL PROPERTY: The real property of the Trust which has the following three characteristics:
  an equity interest in real property which was not acquired for the purpose of producing rental or other operating income;

  has no development or construction in process on such land; and

  no development or construction on such land is planned in good faith to commence on such land within one year.

ARTICLE TWELVE

These Bylaws may be adopted, amended or repealed by the majority action of the Board of Trust Managers.

Adopted this ____ day of July, 2004.

_____________________________________
Secretary of the Board of Trust Managers

STATE OF TEXAS COUNTY OF _________	§ § §
This instrument was sworn to and acknowledged before me this ____ day of July, 2004, by _______________________, Secretary of the Board of Trust Managers.
_____________________________________ Notary Public, State of Texas